UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 11, 2023

American Superconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-19672	04-2959321
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

114 East Main Street Ayer, Massachusetts	01432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978)842-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AMSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 11, 2023, American Superconductor Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 22,386,022 shares of the Company’s common stock were present electronically or represented by proxy at the Annual Meeting, representing approximately 74.0% of the Company’s outstanding common stock as of the June 15, 2023 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 28, 2023.

1. The Company’s stockholders elected the following directors to the Board of Directors of the Company (the “Board”):

DIRECTOR	VOTES FOR	VOTES WITHHELD
Laura A. Dambier	13,657,737	85,462
Arthur H. House	13,392,983	350,216
Margaret D. Klein	13,624,994	118,205
Barbara G. Littlefield	13,655,027	88,172
Daniel P. McGahn	13,614,612	128,587
David R. Oliver, Jr.	13,503,378	239,821

There were 8,642,823 broker non-votes for each director.

2. The Company’s stockholders voted to ratify the appointment by the Audit Committee of the Board of RSM US LLP as the Company’s independent registered public accounting firm for the current fiscal year by a vote of 22,098,133 shares of common stock for, 91,955 shares of common stock against and 195,934 shares of common stock abstaining. There were no broker non-votes on this matter.

3. The Company’s stockholders voted, on an advisory basis, to approve the compensation of the Company’s named executive officers by a vote of 12,500,612 shares of common stock for, 358,339 shares of common stock against and 884,248 shares of common stock abstaining. There were 8,642,823 broker non-votes on this matter.

4. The Company’s stockholders voted, on an advisory basis, for the frequency of future advisory votes on the compensation of the Company’s named executive officers (the “Frequency Vote”) by a vote of 11,843,848 shares of common stock for 1 Year, 37,953 shares of common stock for 2 Years, 1,620,150 shares of common stock for 3 Years and 241,248 shares of common stock abstaining. There were 8,642,823 broker non-votes on this matter.

Based on the voting results of the Frequency Vote, and consistent with the recommendation of our Board, the Company has determined that future advisory votes on executive compensation will be held every year, until the next required advisory vote on the frequency of future advisory votes on executive compensation or the Board otherwise determines that a different frequency for future advisory votes on executive compensation is in the best interests of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date:	August 11, 2023	By:	/S/ JOHN W. KOSIBA, JR.
John W. Kosiba, Jr.
Senior Vice President and Chief Financial Officer